OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III®
Supplement dated February 6, 2009 to the
Prospectus dated December 29, 2008

This supplement amends the Prospectus of Oppenheimer Principal Protected Main Street Fund III (the "Fund") dated December 29, 2008 and is in addition to the supplement dated January 16, 2009.

The section “How the Fund is Managed – The Manager – Portfolio Managers” on page 32 is deleted in its entirety and replaced with the following:

Portfolio Managers. The Fund’s portfolio is managed by Sergei V. Polevikov, who is primarily responsible for the day-to-day management of the Fund’s investments.

Mr. Polevikov has been a portfolio manager of the Fund since August 2007. He has been an Assistant Vice President of the Manager since April 2004 and is a senior research analyst as well as a member of the Manager's Product Design and Equity Risk Analytics teams. He is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex. Prior to joining the Manager, Mr. Polevikov earned an MA in Economics from the University of Houston, from August 1999 through May 2001, and an MBA (with a concentration in finance) from the University of Rochester, from August 2001 through April 2004. Mr. Polevikov was an Economic Research Analyst for the Federal Reserve Bank of Dallas from May 1997 to August 1999.

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts they manage and their ownership of Fund shares.

February 6, 2009                                                                                                                                                        PS0771.005